UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 30, 2012

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	95-3038279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                               Results of Operations and Financial Condition.

On October 30, 2012, DineEquity, Inc., a Delaware corporation, issued a press release announcing its third quarter 2012 financial results.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02, including the related information set forth in the press release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01                               Regulation FD Disclosure.

On October 30, 2012, the Corporation also issued a press release regarding its updated fiscal 2012 financial guidance.  A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The Corporation will host an investor conference call on October 30, 2012 to discuss its third quarter 2012 financial results and its updated fiscal 2012 financial guidance.  The investor call will begin at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time).  A live webcast of the conference call will be available on the Investor Info section of the Corporation’s website in the Calls and Presentations section.

The information contained in this Item 7.01, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.                            Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release Regarding Third Quarter 2012 Financial Results issued by the Corporation on October 30, 2012.
99.2	Press Release Regarding Updated Fiscal 2012 Financial Guidance issued by the Corporation on October 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2012	DINEEQUITY, INC.

	By:	/s/ Thomas W. Emrey
Thomas W. Emrey
Chief Financial Officer

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